Supplemental Cash Flow Information - Schedule of Reconciliation of Cash, Cash Equivalents and Restricted Cash - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Supplemental Cash Flow Elements [Abstract]
Cash and cash equivalents (note 15a)	$ 215,738	$ 92,069	$ 206,762	$ 160,221
Restricted cash – current	42,376	11,888	8,358	53,689
Restricted cash – long-term	7,832	38,100	42,823	39,381
Total	$ 265,946	$ 142,057	$ 257,943	$ 253,291